EXHIBIT 10.5

SIRENZA MICRODEVICES, INC.

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT, effective August 29, 2005 (the “Amendment”), is made and entered into by and between SIRENZA MICRODEVICES, INC. (the “Company”) and Gerald Hatley (“Executive”).

WHEREAS, the Company and Executive previously entered into that certain Executive Employment Agreement effective as of September 1, 2003 (the “Agreement”); and

WHEREAS, the Company and Executive now wish to amend the Agreement to incorporate the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

I. Amendment. The Agreement is hereby amended as follows:

A. Section VII. A. thereof is amended to replace the figure of $130,000 with a figure of $150,000.

B. Section VII.C. thereof is hereby amended to add the following final sentence: “In addition, Executive shall be paid a stay bonus in the amount of $5,000 on August 1, 2006, so long as he continues to be employed by the Company at that date, and shall be paid a stay bonus in the amount of $15,000 on August 1, 2007, so long as he continues to be employed by the Company at that date.”

C. Section VII.H. thereof is hereby amended to add the following final sentence: “In addition to the foregoing, so long as he remains employed by the Company, the Company shall reimburse the Executive for the tuition and certain other costs incurred by him in connection with his enrollment in an Executive Master’s of Business Administration degree program at a Denver-area university, on terms generally consistent with the Company’s tuition reimbursement policy applicable to non-executive employees.”

II. Limited Effect. Except as expressly noted above, the terms of the Agreement remain unchanged in all respects and are in full force and effect, and such terms are incorporated herein by reference.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year indicated above.

THE COMPANY:
SIRENZA MICRODEVICES, INC.

By:	/s/ Robert Van Buskirk
Robert Van Buskirk, President and CEO

EXECUTIVE:

/s/ Gerald Hatley
GERALD HATLEY

2